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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 22, 1999 (July 20, 1999)

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                      Delaware                                       0-24699                       62-1742957
----------------------------------------------------        ------------------------          ---------------------
   (State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                               Identification No.)

                 One Kendall Square, Building 200

                     Cambridge, Massachusetts                                                    02139

                               AND
                209 Tenth Avenue South, Suite 300

                       Nashville, Tennessee                                                   37203-4173

------------------------------------------------------------------                  -------------------------------
             (Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code: (617) 577-8020 and (615) 256-9915



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5.           Other Events

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         A copy of the press release, dated July 21, 1999, announcing the approval of a stock repurchase program by the board of directors of Bright Horizons Family Solutions, Inc. on July 20, 1999 is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRIGHT HORIZONS FAMILY
                                      SOLUTIONS, INC.

Date: July 22, 1999                   By: /s/ Elizabeth Boland
                                         --------------------------------------
                                             Elizabeth Boland
                                             Chief Financial Officer






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                                  EXHIBIT INDEX

99.1 Press Release, dated July 21, 1999, announcing the approval of the stock repurchase program.






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